News Release (NYSE: RPT)

RAMCO-GERSHENSON PROPERTIES TRUST REPORTS
FINANCIAL AND OPERATING RESULTS FOR THE THIRD QUARTER 2016

FARMINGTON HILLS, Michigan – November 1, 2016 - Ramco-Gershenson Properties Trust (NYSE:RPT) today announced its financial and operating results for the three and nine months ended September 30, 2016.

THIRD QUARTER 2016 HIGHLIGHTS AND SUBSEQUENT TRANSACTIONS:

•	Net income attributable to common shareholders for the third quarter of $0.15 per diluted share.

•	Operating Funds from Operations (“Operating FFO”) of $0.34 per diluted share.

•	Sold two Michigan shopping centers for $40.1 million.

•	Signed 65 comparable leases totaling 352,886 square feet at comparable rent growth of 11.2%.

•	Ended the quarter with a net debt to adjusted EBITDA of 6.1X.

•	Acquired Centennial Shops in affluent Minneapolis suburb of Edina for $32.1 million on October 11, 2016.

“Based on our solid performance in the quarter and year to date we are on track to meet our stated business objectives for 2016,” said Dennis Gershenson, President and Chief Executive Officer. “Our two Michigan shopping center sales and subsequent purchase of Centennial Shops in metropolitan Minneapolis reflect our continued focus on selling lower-growth centers and redeploying that capital into high-quality shopping centers, that have significant internal growth potential and the ability to add long-term value through strategic redevelopments, in attractive first ring metropolitan sub-markets.”

FINANCIAL RESULTS:

For the three months ended September 30, 2016:

•	Net income available to common shareholders of $11.9 million, or $0.15 per diluted share, compared to $32.0 million, or $0.38 per diluted share for the same period in 2015.

•	Operating FFO of $29.7 million, or $0.34 per diluted share, compared to $31.9 million, or $0.36 per diluted share for the same period in 2015.

•	FFO of $27.8 million, or $0.32 per diluted share, compared to $32.4 million, or $0.37 per diluted share for the same period in 2015.

For the Nine months ended September 30, 2016

•	Net income available to common shareholders of $47.7 million, or $0.60 per diluted share, compared to $44.8 million, or $0.57 per diluted share for the same period in 2015.

•	Operating FFO of $90.0 million, or $1.02 per diluted share, compared to $87.7 million, or $1.00 per diluted share for the same period in 2015.

•	FFO of $89.6 million, or $1.02 per diluted share, compared to $89.4 million, or $1.02 per diluted share for the same period in 2015.

OPERATING RESULTS:

•	Consolidated portfolio leased occupancy of 94.2% and physical occupancy of 93.6%.

•	Signed 90 leases in the consolidated portfolio encompassing 464,812 square feet, including 65 leases totaling 352,886 square feet at comparable rental growth of 11.2%.

i

BALANCE SHEET METRICS (as of September 30, 2016):

•	Net debt to total market capitalization of 37.5%.

•	Net debt to adjusted EBITDA of 6.1X, interest coverage of 3.8X, and fixed charge coverage of 3.1X.

•	Weighted average debt maturity of 6.2 years.

INVESTMENT ACTIVITY:

Dispositions

The Company sold two Michigan shopping centers for $40.1 million. The shopping centers sold were:

•	Shoppes at Fairlane Meadows, Dearborn, Michigan (100% ownership), a 157,000 square foot shopping center anchored by Best Buy and Citi Trends, with ABR per square foot of $13.85.

•	Livonia Plaza, Livonia, Michigan (100% ownership), a 137,000 square foot shopping center anchored by T.J. Maxx and Kroger, with ABR per square foot of $11.11.

Dispositions of income producing properties year-to-date totaled $121.9 million.

Acquisitions

Subsequent to quarter end, the Company purchased the 85,000 square foot upscale Centennial Shops in the affluent Minneapolis sub-market of Edina, Minnesota for $32.1 million. Centennial Shops is anchored by The Container Store, West Elm and Pinstripes, each of which operates its only Minneapolis location at the shopping center. The center is 100% occupied and benefits from solid in-place tenancies, its infill location in a high income trade area and the opportunity to produce strong internal growth through mark-to-market of existing leases. Additionally, the Company believes there is opportunity for future investment and long-term value creation at the shopping center. Centennial Shops is the Company’s second shopping center in metropolitan Minneapolis.

Redevelopment

The Company commenced two redevelopment projects, including the expansion of Buttermilk Towne Center in metropolitan Cincinnati for a new 12,500 square foot national anchor tenant and the expansion of River City Marketplace for a new 6,000 square foot tenant for a total cost of $4.4 million. At September 30, 2016, the Company had 11 properties under redevelopment, expansion and/or re-anchoring with an estimated total cost of $79.4 million, which are expected to be completed in 2016 and 2017 producing a return on incremental costs of between 9.0 - 10.0%.

FINANCING ACTIVITY:

The Company entered into agreements to issue $75.0 million of senior unsecured notes in a private placement with two high-quality institutional investors. The financing proceeds, as well as proceeds from recent asset sales, will be used to pay off debt maturities through 2017, including mortgages for Crofton Centre and River City Marketplace. The notes have a 12-year term and are priced at a fixed interest rate of 3.64%. The transaction is expected to close on November 30, 2016.

At quarter-end, the Company had $339.9 million available under its $350.0 million revolving line of credit.

ii

DIVIDEND:
The Company declared a regular cash dividend of $0.22 per common share for the period of July 1, 2016 through September 30, 2016 and a Series D convertible perpetual preferred share dividend of $0.90625 per share for the same period. The dividends were paid on October 3, 2016 to shareholders of record as of September 20, 2016. The Operating FFO payout ratio was 64.7%.

2016 GUIDANCE:

The Company has narrowed its 2016 Operating FFO guidance range to $1.34 - $1.36 per share from $1.33 - $1.37.

CONFERENCE CALL/WEBCAST:
Ramco-Gershenson Properties Trust will host a live broadcast of its third quarter conference call on Wednesday, November 2, 2016, at 9:00 a.m. eastern time, to discuss its financial and operating results. The live broadcast will be available online at www.rgpt.com and www.investorcalendar.com and also by telephone at (877) 407-9205. A replay will be available shortly after the call on the aforementioned websites (for ninety days) or by telephone at (877) 660-6853, (Conference ID: 13646918), for one week.

SUPPLEMENTAL MATERIALS:
The Company’s quarterly financial and operating supplement is available on its corporate website at www.rgpt.com. If you wish to receive a copy via email, please send requests to dhendershot@rgpt.com.

ABOUT RAMCO-GERSHENSON PROPERTIES TRUST:
Ramco-Gershenson Properties Trust (NYSE:RPT) is a fully integrated, self-administered, publicly-traded real estate investment trust (REIT) based in Farmington Hills, Michigan.  The Company's business is the ownership and management of large, multi-anchor shopping centers primarily in a number of the largest metropolitan markets in the central United States. At September 30, 2016, the Company owned interests in and managed a portfolio of 66 shopping centers with approximately 14.8 million square feet of gross leasable area. At September 30, 2016, the Company's consolidated operating portfolio was 94.2% leased. For additional information about the Company please visit www.rgpt.com or follow Ramco-Gershenson on Twitter @RamcoGershenson and facebook.com/ramcogershenson/.

This press release may contain forward-looking statements that represent the Company’s expectations and projections for the future. Management of Ramco-Gershenson believes the expectations reflected in any forward-looking statements made in this press release are based on reasonable assumptions. Certain factors could occur that might cause actual results to vary, including deterioration in national economic conditions, weakening of real estate markets, decreases in the availability of credit, increases in interest rates, adverse changes in the retail industry, our continuing ability to qualify as a REIT and other factors discussed in the Company’s reports filed with the Securities and Exchange Commission.

Company Contact:
Dawn L. Hendershot, Vice President of Investor Relations
and Corporate Communications
31500 Northwestern Highway, Suite 300
Farmington Hills, MI 48334
dhendershot@rgpt.com
(248) 592-6202

iii

RAMCO-GERSHENSON PROPERTIES TRUST
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share amounts)

	September 30, 2016	December 31, 2015
	(unaudited)
ASSETS
Income producing properties, at cost:
Land	$376,285	$392,352
Buildings and improvements	1,729,737	1,792,129
Less accumulated depreciation and amortization	(342,749)	(331,520)
Income producing properties, net	1,763,273	1,852,961
Construction in progress and land available for development or sale	66,362	60,166
Real estate held for sale	—	453
Net real estate	1,829,635	1,913,580
Equity investments in unconsolidated joint ventures	3,154	4,325
Cash and cash equivalents	3,630	6,644
Restricted cash	25,948	8,708
Accounts receivable (net of allowance for doubtful accounts of $2,355 and $2,790 as of September 30, 2016 and December 31, 2015, respectively)	15,884	18,705
Acquired lease intangibles, net	72,430	88,819
Other assets, net	83,045	87,890
TOTAL ASSETS	$2,033,726	$2,128,671

LIABILITIES AND SHAREHOLDERS' EQUITY
Notes payable, net	$997,494	$1,083,711
Capital lease obligation	1,108	1,108
Accounts payable and accrued expenses	45,161	44,480
Acquired lease intangibles, net	59,964	64,193
Other liabilities	12,576	10,035
Distributions payable	19,628	18,807
TOTAL LIABILITIES	$1,135,931	$1,222,334

Commitments and Contingencies

Ramco-Gershenson Properties Trust ("RPT") Shareholders' Equity:
7.25% Series D Cumulative Convertible Perpetual Preferred Shares, $50 par	$92,427	$92,427
Common shares of beneficial interest, $0.01 par	793	792
Additional paid-in capital	1,157,809	1,156,345
Accumulated distributions in excess of net income	(367,809)	(363,937)
Accumulated other comprehensive loss	(6,528)	(1,404)
TOTAL SHAREHOLDERS' EQUITY ATTRIBUTABLE TO RPT	876,692	884,223
Noncontrolling interest	21,103	22,114
TOTAL SHAREHOLDERS' EQUITY	897,795	906,337
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$2,033,726	$2,128,671

RAMCO-GERSHENSON PROPERTIES TRUST
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2016	2015	Inc (Dec)	2016	2015	Inc (Dec)
REVENUE
Minimum rent	$47,591	$47,324	$267	$144,540	$135,002	$9,538
Percentage rent	71	25	46	511	396	115
Recovery income from tenants	15,289	15,238	51	48,067	43,522	4,545
Other property income	1,055	1,161	(106)	2,927	2,870	57
Management and other fee income	73	312	(239)	429	1,422	(993)
TOTAL REVENUE	64,079	64,060	19	196,474	183,212	13,262

EXPENSES
Real estate taxes	10,269	9,670	599	31,710	27,791	3,919
Recoverable operating expense	6,475	7,234	(759)	21,227	21,358	(131)
Other non-recoverable operating expense	603	1,101	(498)	2,560	2,808	(248)
Depreciation and amortization	23,245	22,914	331	69,806	64,397	5,409
Acquisition costs	55	267	(212)	118	574	(456)
General and administrative expense	5,787	4,020	1,767	17,075	14,368	2,707
Provision for impairment	977	—	977	977	2,521	(1,544)
TOTAL EXPENSES	47,411	45,206	2,205	143,473	133,817	9,656

OPERATING INCOME	16,668	18,854	(2,186)	53,001	49,395	3,606

OTHER INCOME AND EXPENSES
Other expense, net	(158)	(171)	13	(307)	(362)	55
Gain on sale of real estate	9,359	4,536	4,823	35,684	8,005	27,679
Earnings from unconsolidated joint ventures	119	13,977	(13,858)	337	16,972	(16,635)
Interest expense	(10,795)	(10,091)	(704)	(32,719)	(30,118)	(2,601)
Amortization of deferred financing fees	(345)	(389)	44	(1,099)	(1,053)	(46)
Other gain on unconsolidated joint ventures	—	7,892	(7,892)	215	7,892	(7,677)
(Loss) gain on extinguishment of debt	(847)	27	(874)	(847)	1,414	(2,261)
INCOME BEFORE TAX	14,001	34,635	(20,634)	54,265	52,145	2,120
Income tax provision	(133)	(29)	(104)	(234)	(306)	72
NET INCOME	13,868	34,606	(20,738)	54,031	51,839	2,192
Net income attributable to noncontrolling partner interest	(326)	(940)	614	(1,282)	(1,416)	134
NET INCOME ATTRIBUTABLE TO RPT	13,542	33,666	(20,124)	52,749	50,423	2,326
Preferred share dividends	(1,675)	(1,675)	—	(5,026)	(5,162)	136
Preferred share conversion costs	—	—	—	—	(500)	500
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$11,867	$31,991	$(20,124)	$47,723	$44,761	$2,962

EARNINGS PER COMMON SHARE
Basic	$0.15	$0.39	$(0.24)	$0.60	$0.57	$0.03
Diluted	$0.15	$0.38	$(0.23)	$0.60	$0.57	$0.03

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	79,249	79,162	87	79,226	78,742	484
Diluted	79,437	85,881	(6,444)	79,404	78,939	465

RAMCO-GERSHENSON PROPERTIES TRUST
FUNDS FROM OPERATIONS
(In thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015

Net income	$13,868	$34,606	$54,031	$51,839
Net income attributable to noncontrolling partner interest	(326)	(940)	(1,282)	(1,416)
Preferred share dividends	(1,675)	(1,675)	(5,026)	(5,162)
Preferred share conversion costs	—	—	—	(500)
Net income available to common shareholders	11,867	31,991	47,723	44,761
Adjustments:
Rental property depreciation and amortization expense	23,201	22,878	69,680	64,285
Pro-rata share of real estate depreciation from unconsolidated joint ventures	74	296	237	1,694
Gain on sale of depreciable real estate	(9,359)	(3,871)	(34,108)	(4,169)
Gain on sale of joint venture depreciable real estate (1)	—	(13,645)	(26)	(15,884)
Other gain on unconsolidated joint ventures (2)	—	(7,892)	(215)	(7,892)
FFO available to common shareholders	25,783	29,757	83,291	82,795
Noncontrolling interest in Operating Partnership (3)	326	940	1,282	1,416
Preferred share dividends (assuming conversion)	1,675	1,675	5,026	5,162
FFO available to common shareholders and dilutive securities	$27,784	$32,372	$89,599	$89,373

(Gain) on sale of land	—	(666)	(1,576)	(3,837)
Provision for impairment on land available for development or sale	977	—	977	2,521
Loss (gain) on extinguishment of debt	847	(27)	847	(1,414)
Acquisition costs	55	267	118	574
Preferred share conversion costs	—	—	—	500
Operating FFO available to common shareholders and dilutive securities	$29,663	$31,946	$89,965	$87,717

Weighted average common shares	79,249	79,162	79,226	78,742
Shares issuable upon conversion of Operating Partnership Units (3)	1,917	2,226	1,951	2,240
Dilutive effect of restricted stock	188	184	178	197
Shares issuable upon conversion of preferred shares (4)	6,592	6,535	6,592	6,719
Weighted average equivalent shares outstanding, diluted	87,946	88,107	87,947	87,898

FFO available to common shareholders and dilutive securities per share, diluted	$0.32	$0.37	$1.02	$1.02
Operating FFO available to common shareholders and dilutive securities per share, diluted	$0.34	$0.36	$1.02	$1.00

Dividend per common share	$0.22	$0.21	$0.64	$0.61
Payout ratio - Operating FFO	64.7%	58.3%	62.7%	61.0%

(1)	Amount included in earnings from unconsolidated joint ventures.

(2)	The gain represents the difference between the carrying value and the fair value of our previously held equity investment in the joint properties triggered by disposals of joint venture properties.

(3)	The total non-controlling interest reflects OP units convertible 1:1 into common shares.

(4)
Series D convertible preferred shares are paid annual dividends of $6.7 million and are currently convertible into approximately 6.6 million shares of common stock. They are dilutive only when earnings or FFO exceed approximately $0.26 per diluted share per quarter, which was the case for FFO for the three and nine months ended September 30, 2016 and 2015. The conversion ratio is subject to adjustment based upon a number of factors, and such adjustment could affect the dilutive impact of the Series D convertible preferred shares on FFO and earnings per share in future periods.

We consider funds from operations, also known as “FFO”, to be an appropriate supplemental measure of the financial performance of an equity REIT.  Under the NAREIT definition, FFO represents net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from sales of depreciable property and excluding impairment provisions on depreciable real estate or on investments in non-consolidated investees that are driven by measurable decreases in the fair value of depreciable real estate held by the investee, plus depreciation and amortization, (excluding amortization of financing costs). Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. Also, we consider “Operating FFO” a meaningful, additional measure of financial performance because it excludes acquisition costs and periodic items such as gains (or losses) from sales of land and impairment provisions on land available for development or sale, bargain purchase gains, and gains or losses on extinguishment of debt that are not adjusted under the current NAREIT definition of FFO.  We provide a reconciliation of FFO to Operating FFO. FFO and Operating FFO should not be considered alternatives to GAAP net income available to common shareholders or as alternatives to cash flow as measures of liquidity. While we consider FFO and Operating FFO useful measures for reviewing our comparative operating and financial performance between periods or to compare our performance to different REITs, our computations of FFO and Operating FFO may differ from the computations utilized by other real estate companies, and therefore, may not be comparable.